Exhibit 10.11

AMENDMENT NO. 2 TO
AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of March 18, 2016 (this “Amendment”) to the Amended and Restated Revolving Credit Agreement dated as of February 20, 2015, as amended by the Amendment No. 1, dated as of February 12, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among American Media, Inc. (the “Borrower”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower on the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower, the Administrative Agent and the Required Lenders desire to amend the Credit Agreement to, among other things, permit the Exchange (as defined below), the incurrence of Indebtedness represented by the 2020 Second Lien Notes and the related transactions as described herein;

WHEREAS, upon Borrower’s request, the Required Lenders have, subject to the terms and conditions set forth herein, consented to amend certain provisions of the Credit Agreement pursuant to Section 9.02 of the Credit Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

Section 1. Amendments.

Effective as of the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended pursuant to Section 9.02 of the Credit Agreement, to:

(a) add the following definitions in alphabetical order to Section 1.01 thereof:
“AMI Parent” means AMI Parent Holdings, LLC, the direct parent of the Borrower.

“Exchange” means any exchange by the Borrower of Senior Secured Notes for 2020
Second Lien Notes in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

(b) Section 6.01(a) shall be amended by:

(i) deleting “and” at the end of clause (xxi);

(ii) in clause (xxi), replacing “clause (xxii)” with “clause (xxii) through (xxiv)”; and

(iii) inserting the following clauses (xxiii) and (xxiv):

“(xxiii)the incurrence by the Borrower and any Guarantor of Indebtedness represented by the 2020 Second Lien Notes issued pursuant to any Exchange in an aggregate principal amount not to exceed $122.0 million; and

(xxiv) the incurrence by the Borrower and any Guarantor of Indebtedness represented by the 2020 Second Lien Notes in an aggregate principal amount not to exceed $140.0 million; provided that any Indebtedness incurred pursuant to this clause (xxiv) shall be used to (x) make a Restricted Payment permitted under Section 6.08(a)(x) and/or (y) prepay, redeem or otherwise retire all or a portion of (A) the Senior Secured Notes and/or (B) any Loans or Revolving Commitments outstanding hereunder.”;

(c) Section 6.02(a) shall be amended by:

(i) deleting “and” at the end of clause (xxiv);

(ii) inserting the following clauses (xxvi) and (xxvii):

“(xxvi) Liens on the Collateral securing on a junior priority basis Indebtedness incurred pursuant to Section 6.01(a)(xxiii) hereof; provided that any such Indebtedness and guarantees shall be subject to a Second Lien Intercreditor Agreement; and

(xxvii) Liens on the Collateral securing on a junior priority basis Indebtedness incurred pursuant to Section 6.01(a)(xxiv) hereof; provided that any such Indebtedness and guarantees shall be subject to a Second Lien Intercreditor Agreement.”

(d) add the following clause 6.08(a)(x):

“(x) any Restricted Payment in connection with the direct or indirect repurchase, redemption, defeasance or other acquisition or retirement for value of up to $63.3 million of Equity Interests of AMI Parent; provided that any Equity Interests repurchased, redeemed, defeased, acquired or retired pursuant to this clause (x) shall be exchanged for and/or so repurchased, redeemed, defeased, acquired or retired with the proceeds of 2020 Second Lien Notes incurred pursuant to Section 6.01(a)(xxiv) hereof.”;

(e) Section 6.12(a) shall be amended by:

(i) replacing “4.25 to 1.00” with “3.50 to 1.00”; and

(ii) delete the proviso thereof in its entirety;

(f) Section 6.12(b) shall be amended in its entirety as follows:

“The Borrower will not permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter ending on any date during any period set forth below to exceed the ratio set forth below opposite such period:

Period	Ratio
Restatement Effective Date to and including March 31, 2015	5.50 to 1.00
April 1, 2015 to and including September 30, 2015	4.75 to 1.00
October 1, 2015 to and thereafter	5.50 to 1.00".

Section 2. Representations and Warranties.

The Borrower hereby represents and warrants that on and as of the Amendment No. 2 Effective Date (as defined below), immediately before and after giving effect to this Amendment, (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (or, in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) on and as of the Amendment No. 2 Effective Date (as defined below), except for representations and warranties that expressly relate to a specific earlier date, in which case such representations and warranties were and correct (or in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) as of such earlier date, and (ii) no Default has occurred and is continuing.

Section 3. Conditions.

The amendments contained in Section 1 of this Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, the Required Lenders and the Administrative Agent.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (or, in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) on and as of the Amendment No. 1 Effective Date, except for representations and warranties that expressly relate to a specific earlier date, in which case such representations and warranties were true and correct (or in the case of such representations and warranties that are not qualified as to materiality, true and correct in all material respects) as of such earlier date.

(c) No Default has occurred and is continuing.

(d) The Administrative Agent shall have received a certificate, dated as of the Amendment No. 2 Effective Date, signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Sections 3(b) and (c) of this Amendment.

(e) The Borrower shall have paid all fees required to be paid on the Amendment Effective No. 2 Date and all expenses for which invoices have been presented on or prior to the Amendment Effective No. 2 Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent and the Lenders.

Section 4. Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (including in .pdf or similar for- mat) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5. Applicable Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6. Headings.

Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any Loan Document.

Section 7. Effect of Amendment.

On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as supplemented by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN MEDIA, INC., as Borrower

By:	/s/ Christopher V. Polimeni
	Name:	Christopher V. Polimeni
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Charles K. Holmes
	Name:	Charles K. Holmes
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AMERICAN MEDIAN, INC., THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINSTRATIVE AGENT

Lender Name:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Charles K. Holmes
	Name:	Charles K. Holmes
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AMERICAN MEDIAN, INC., THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINSTRATIVE AGENT

Lender Name:

CHATHAM ASSET HIGH YIELD MASTER FUND, LTD.

By:	Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Anthony R. Melchiorre
	Name:	Anthony R. Melchiorre
	Title:	Managing Member

CHATHAM FUND, LP

By:	Chatham Asset Management, LLC
Investment Advisor

By:	/s/ Anthony R. Melchiorre
	Name:	Anthony R. Melchiorre
	Title:	Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 2 DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG AMERICAN MEDIAN, INC., THE LENDERS PARTY HERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINSTRATIVE AGENT

Lender Name:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory